Fiduciary Capital Growth Fund, Inc.

                                SUPPLEMENT to the
                       Statement of Additional Information
                             dated January 18, 2001

          The Board of Directors of Fiduciary Capital Growth Fund, Inc. (the "Corporation") elected Messrs. Gordon H. Gunnlaugsson and Paul S. Shain to serve as Directors of the Corporation effective March 27, 2001. Messrs. Gunnlaugsson and Shain were elected to fill vacancies that were created by the resignation of Thomas W. Mount effective January 5, 2001 and an amendment to the Corporation's by-laws to increase the number of directors from six to seven effective March 27, 2001. Accordingly, the section entitled "DIRECTORS AND OFFICERS OF THE FUND" beginning on page 5 of the Corporation's Statement of Additional Information is amended to delete the biographical information for Mr. Mount and add the following biographical information for Messrs. Gunnlaugsson and Shain:

          Gordon H. Gunnlaugsson--Mr. Gunnlaugsson, 56, is recently retired from M&I Corporation. He was employed by M&I Corporation from June 1, 1970 to December 31, 2000 where he most recently held the positions of Executive Vice-President and Chief Financial Officer. Mr. Gunnlaugsson is a director of Advantage Learning Systems, Inc.

          Paul S. Shain--Mr. Shain, 38, is President and Chief Operating Officer of Berbee Information Networks, a leading provider of e-business development, infrastructure integration and application hosting services and has been employed by such firm since January 2000. Prior to joining Berbee Information Networks, Mr. Shain spent 12 years at Robert W. Baird & Co., Incorporated, most recently as Managing Director and Director of Equity Research. Mr. Shain is a Chartered Financial Analyst and serves on the Advisory Board of the Applied Corporate Finance program at UW-Madison. Mr. Shain serves on the Board of Directors of Berbee Information Networks, LifeSketch, Inc., Broadjam Inc. and the Madison Area Technical College Foundation.

          The date of this Supplement is April 2, 2001.